UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 25, 2004
                                                          --------------

                                 Ultratech, Inc.
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             (Exact name of registrant as specified in its charter)




            Delaware                       0-22248                94-3169580
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  (State or other jurisdiction     (Commission File Number)    (IRS Employer
        of incorporation)                                    Identification No.)

                  3050 Zanker Road, San Jose, California        95134
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               (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code (408) 321-8835
                                                           --------------



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          (Former name or former address, if changed since last report)




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


Item 7.           Exhibits



                  Exhibit           Description
                  -------           -----------

                  99.1              Financial Update by CFO March 25, 2004.



Item 9.           Regulation FD Disclosure



On March 25, 2004 Ultratech, Inc. posted an update to its quarterly teleconference guidance on its company world wide web at www.ultratech.com. The full text of this message is included as Exhibit 99.1 hereto.






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




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 ULTRATECH, INC.
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                                  (Registrant)



Date:                March 25, 2004       By:     /s/BRUCE R. WRIGHT
           -----------------------------         -------------------------------
                                                  Bruce R. Wright
                                                  Senior Vice President, Finance
                                                  and Chief Financial Officer
                                                  (Duly Authorized Officer and
                                                   Principal Financial and
                                                   Accounting Officer)



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



                                  EXHIBIT INDEX



Exhibit           Description
-------           -----------

99.1              Financial Update by CFO March 25, 2004.





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